 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 12, 2014

DEALERTRACK TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51653	52-2336218
(State or other jurisdiction of	(Commission File Number)	(IRS. Employer
incorporation)		Identification No.)

1111 Marcus Ave., Suite M04, Lake Success, NY	11042
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (516) 734-3600

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Dealertrack Technologies, Inc. is filing this Current Report on Form 8-K/A (the “Amended 8-K”) solely to correct certain financial information included in Exhibit 99.1 furnished with the Current Report on Form 8-K filed by the registrant on May 12, 2014 (the “Original 8-K”). The press release furnished as Exhibit 99.1 to this Amended 8-K replaces the press release furnished as Exhibit 99.1 to the Original 8-K.

Item 2.02 Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the first quarter of 2014 as presented in a corrected press release of May 13, 2014. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1	Registrant’s Press Release dated May 12, 2014

99.2	Registrant’s May 2014 Investor Presentation [1]

1 Previously filed as an exhibit to the Original 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2014

Dealertrack Technologies, Inc.

By: /s/ Eric D. Jacobs
Eric D. Jacobs
Executive Vice President, Chief Financial and Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s Press Release dated May 12, 2014

99.2	Registrant’s May 2014 Investor Presentation [2]

2 Previously filed as an exhibit to the Original 8-K.